CMG HIGH YIELD FUND
                                  (THE "FUND")


                Supplement to Prospectus Dated February 27, 2004

The description of the Portfolio Manager for the Fund in the table on page 51 of the Prospectus is revised in its entirety as follows:

Jeffrey L. Rippey, CFA, is a Senior Vice President of the Advisor. He has managed or co-managed the Fund since it commenced operations in 1994. Mr. Rippey joined the Advisor in 1981 as a Vice President. Mr. Rippey is a 1978 graduate of Pacific Lutheran University.


C04/034                                                            March 4, 2004